UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10222 Barnes Canyon Road, Bldg. #2
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Crinetics Pharmaceuticals, Inc. (the “Company”) was held online via live audio webcast on June 16, 2023 (the “Annual Meeting”). At the Annual Meeting, there were present, virtually or by proxy, holders of 48,336,267 shares of common stock, or approximately 90% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting are as follows:

Proposal One - Election of Directors

The Company’s stockholders approved the election of three Class II directors to the Board of Directors for three year terms to expire at the 2026 annual meeting of stockholders. The results of such vote were:

	Votes For	Votes Withheld	Broker Non-Votes
Caren Deardorf	37,044,248	9,243,546	2,048,473
Weston Nichols, Ph.D.	44,252,003	2,035,791	2,048,473
Stephanie S. Okey, M.S.	36,802,418	9,485,376	2,048,473

Proposal Two - Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,326,036	3,916	6,315	0

Proposal Three - Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,092,585	1,192,212	2,997	2,048,473

Proposal Four - Approval, on an advisory basis, regarding whether the stockholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years.

The Company’s stockholders approved, on an advisory basis, that the compensation of the Company’s named executive officers should occur every one, two or three years. The results of such vote were:

Votes For 1 Yr.	Votes for 2 Yr.	Votes for 3 Yr.	Abstentions	Broker Non-Votes
41,312,125	1,577	403,696	4,570,396	2,048,473

In light of this result, the Company has determined that it will hold future say on pay votes on an annual basis until the next advisory vote on the frequency of say on pay votes occurs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	June 21, 2023	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer